                                 VALIC COMPANY I

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 5, 2005

The first paragraph of the section titled "Offering, Purchase, and Redemption of Fund Shares" is replaced with the following:

      Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, American General Distributors, Inc. ("AGDI") acts without remuneration as the Series Company's agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. AGDI's address is the same as that of VALIC.

      The distribution agreement between AGDI and the Series Company provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of Trustees of the Series Company, or (ii) by vote of a majority of the Series Company's outstanding voting securities (as defined in the 1940 Act) and
      (b) by the affirmative vote of a majority of the Series Company's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Series Company by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Trustees of the Series Company or by a vote of a majority of the outstanding voting securities of the Series Company, or by AGDI, on sixty days' written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

      Pursuant to the distribution agreement, AGDI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of the Series Company (after typesetting and printing the copies required for regulatory filings by the Series Company). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses AGDI for these expenses. Thus all such expenses incurred by AGDI are passed directly on to VALIC. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

AGDI has adopted a code of ethics with similar terms and conditions to VALIC's and the Series Company's, as described in the Statement of Additional Information.

The Foreign Value Fund may invest in unseasoned companies and real estate securities and REITs.

David Gerber replaced Joshua Brooks as a portfolio manager to the Global Equity Fund, which is managed by Putnam Investment Management, LLC. The total number of other accounts managed Mr. Gerber and the total assets in those accounts managed, as of March 31, 2006 are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   OTHER ACCOUNTS*
                                                                                 (As of March 31, 2006)
                                                      ------------------------------------------------------------------------------
                                                      Registered Investment       Pooled Investment
                                                           Companies                  Vehicles                  Other Accounts
                                                      ----------------------    -----------------------    -------------------------
                                     Portfolio         No. of      Assets        No. of       Assets        No. of         Assets
    Portfolio        Sub-adviser      Manager         Accounts  ($ millions)    Accounts   ($ millions)    Accounts     ($ millions)
    ---------        -----------     ---------        --------  ------------    --------   ------------    --------     ------------
Global Equity Fund      Putnam     Gerber, David          2         3,094          15          3,647          9(1)        1,663 (68)
------------------------------------------------------------------------------------------------------------------------------------

The numbers appearing in parentheses in the table above represent the number of accounts and total assets in such accounts that are subject to advisory fees that are based on the account's performance, in whole or in part.

DATE:  MAY 30, 2006